STRONG FOUNDATION. STRONGER FUTURE. Simpson Manufacturing Co., Inc. Investor Presentation November 2022 EXHIBIT 99.1

2 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, the integration of the acquisition of ETANCO, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward-looking statements include the prolonged impact of the COVID-19 pandemic on our operations and supply chain, the operations of our customers, suppliers and business partners, and the successful integration of ETANCO, as well as those discussed in the "Risk Factors" and " Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition.

3 Investment Highlights Industry leader with unique business model, strong brand recognition and trusted reputation Diversified product offerings and geographies mitigate exposure to cyclical U.S. housing market Leadership position in wood products with significant opportunities in all addressable markets Industry-leading gross profit and operating margins Strong balance sheet enables financial flexibility and stockholder returns ~59% of free cash flow returned to stockholders since 2019(1) (1) Time frame represents January 1, 2019 to September 30, 2022.

4 Simpson’s Brand and Culture At Simpson, we describe the unique culture of our organization as our “Secret Sauce.” To provide solutions that help people design and build safer, stronger structures. OUR MISSION OUR COMPANY VALUES 1. Relentless Customer Focus 2. Long-Range View 3. High-Quality Products 4. Be The Leader 5. Everybody Matters 6. Enable Growth 7. Risk-Taking Innovation 8. Give Back 9. Be Humble, Have Fun

5 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 Note: Stock chart depicts SSD trading history from May 25, 1994 through September 15, 2022. 27-Year Trading History 5/25/1994 Initial public offering at $11.50 (or $2.875 adjusted for two stock splits in August 2002 & November 2004) 3/24/2020 COVID-19 pandemic declared 8/19/2002 2 for 1 stock split 11/19/2004 2 for 1 stock split 1/1/2012 Founder Barclay Simpson appointed Chairman Emeritus, Tom Fitzmyers appointed Chairman, Karen Colonias appointed to President & CEO 10/30/2017 Announced 2020 Plan 3/23/2021 Announced 5 Year Company Ambitions & Key Growth Initiatives 7/29/2019 Updated certain 2020 Plan targets Compound annual growth rate of 12.6% as of October 25, 2022 since the 1994 IPO 12/31/2021 SSD closes at all-time high of $139.07 12/29/2021 & 4/1/2022 Announced binding offer to acquire ETANCO; closed acquisition of ETANCO

6 • Innovation • Research & Testing • Technology • Technical & Field Support • Training • Product Availability Long-standing, successful relationships with: • Engineers • Code Officials • Builders • Contractors • Lumberyards • Home Centers • Pro Dealers Our Strong Business Model • Connector Market Leader • 26 of Top 30 Builders on our Builder Program • Thousands of Stocking Dealers & Retailers • Millions of Specifications • Diverse Construction Market Segment Portfolio • 14,000 Standard and Custom Wood Products • 3,800 Standard and Custom Concrete Products We engineer, test and manufacture structural connectors, anchors, fasteners, software solutions and other products for new construction, repair and remodel, and do-it- yourself markets. Note: Statistics as of October 2022. Does not include ETANCO Group.

Our Multilayered Approach

SIMPSON Manufacturing COMPANY

Innovation

- **564** Issued Patents (US and foreign; utility and design)
- **1,869** Registered Trademarks (US and foreign)
- **186** Patents Pending (US and foreign)
- **236** Code Reports

Research & Testing

- **7** Accredited Test Laboratories
- Partnerships with Key Universities

Technology

- **55** Software and Web-App Solutions for Trade Professionals to create, enhance and complete any job
- **500K+/yr (40K/mo)** Web App Usage
- **2M** Downloaded Drawings
- Tailored, Integrated Technology Offering to select, visualize, specify, approve or buy our products
- Outdoor Living Software for Homeowners (B2C)

Technical & Field Support

- **297** Engineers
- **463** Field Sales Reps
- **Thousands** of Jobsite Visits

Training

- **26** Training Centers
- **~500** Training & Product Knowledge Workshops/yr
- **~100** Regional and National Webinars/yr
- **7,000+** Webinar Attendees/yr
- **24/7** Online Classes
- Tailored Training Programs for Key Customers

Product Availability

- **95.3%** Product Fill Rate (North America)
- **48-hour** Turnaround on Specials
- Same-day Shipping Availability

Note: Statistics as of March 2022. Does not include ETANCO Group.

7

Core Addressable Market(1)


Wood Connectors & Truss
Market Size/ Addressable Market
$2.5 B
SSD Share
$1.16 B (46%)(2)
Fasteners
Market Size
$10.1 B
Addressable Market
$1.7 B (17%)
SSD Share
$469 M (27%)(2)
Concrete
Market Size
$15.0 B
Addressable Market
$1.3 B (9%)
SSD Share
$258 M (20%)(2)

Many opportunities to expand into adjacencies and to create new markets

(1) *Note: Market share based on net sales as of the full year ended December 31, 2021. Market sizes based on internal estimates using information as of December 31, 2021. Includes North America, Europe and Pacific Rim. Addressable market and SSD share include ETANCO Group.*

(2) *Figures revised as of September 2022 to reflect a correction of Simpson's presentation of net revenues in wood connectors & truss.*

8

9 Commitment to Growth OEM R&R / DIY STRUCTURAL STEELMASS TIMBER KEY GROWTH INITIATIVES FOCUSED ON: CONCRETE LEADER IN ENGINEERED LOAD-RATED CONSTRUCTION FASTENING SOLUTIONS LEADER IN CUSTOMER-FACING TECHNOLOGY

10 OEM RATIONALE KEY GOAL STRATEGY • >$90 M total addressable market primarily with fastening technologies • Potential to develop other engineered solutions • 2,500 existing Simpson products applicable for OEM needs • Our solutions make the industry more efficient • Aligned with the Simpson business model Increase our market share in OEMs. • Lead with fasteners: Market and sell existing product line • Leverage existing anchor product line • Engineer and launch value-added OEM-specific structural solutions • Leverage Simpson Strong-Tie engineering testing capabilities • Develop direct and distribution sales channels • Utilize external innovation opportunities

11 Truck Bed Screw Strong Drive® TIMBER Screw Quik Drive® OEM Spotlight Existing line of fasteners and anchors for OEM Truck bed and crating installations using Quik Drive® tool and collated fasteners SOLUTION Racking installation using Titen HD® Anchors Stainless-Steel Titen HD® Anchor

12 RATIONALE KEY GOAL STRATEGY • $500-$700 M total addressable market: decks, patios, porches, pergolas, gazebos, fencing and garage organization • Existing product line with potential for several extensions • Established channel/partners • Proven approach with Outdoor Accents • Aligned with the Simpson business model R&R / DIY Expand brand positioning: Be a known and trusted partner for R&R / DIY solutions. • Improve retail execution • Continue expanding product lines and increase in-store training • Enable consumers to customize, design and create bill-of-materials with software • Partner with home center brand advocates to maximize e-commerce sales • Utilize external innovation opportunities

13 R&R / DIY Spotlight SOLUTION Outdoor Accents® decorative hardware – two collections (architectural styles) for building outdoor structures. Mission Collection™ Avant Collection™ Outdoor Accents® hardware used to build pavilions Fastener reset at home center customer New fastener sets include Quik Drive® auto-feed screw driving system (pictured above) and Outdoor Accents® promoting further visibility of the breadth of Simpson products

14 Mass Timber RATIONALE KEY GOAL STRATEGY • $200 M total addressable market • Strong double digit growth rate in N. America • Positive environmental impact • New market; many product opportunities • Aligned with the Simpson business model Become the engineers’ partner of choice for mass timber connections. • Extend current products and develop new product lines specific to the Mass Timber applications • Increase marketing efforts, leverage the brand and develop new relationships • Invest in additional research, testing and manufactured capabilities specific to mass timber • Utilize external innovation opportunities (1) Source: North American Mass Timber Report: 2020 State of the Industry

15 Mass Timber Spotlight New dedicated line of screws for cross laminated timber (CLT) SDS and SDWS CMSTCBH Simpson products utilized in CLT renovation project at an international airport in North America SOLUTION MDCST48 Simpson products utilized in construction of CLT commercial office building in Washington, D.C. SDHR and SDCP SDCF

16 Concrete RATIONALE KEY GOAL STRATEGY • $1.3 B total addressable market • Growth rate linked to infrastructure spend • Simpson is a recognized leader in concrete and cold-formed steel solutions • Many products and applications require engineering, testing and code approval • Aligned with the Simpson business model Become a recognized leader in concrete construction. • Develop focused market-specific playbooks • Expand our current product offering with an emphasis on innovative, cost-saving solutions • Invest to further expand our engineering and testing capabilities • Develop a stronger partner/applicator network • Optimize operational footprint • Utilize external innovation opportunities

Concrete Spotlight

SIMPSON Manufacturing COMPANY

SOLUTION

A wide range of product solutions for concrete and masonry projects.



44oz. Carbon Fabric


SET-3G

SET-3G™ Adhesive



Heli-Tie™ Helical Stitching Tie









Asphalt repair conducted at Company parking lot


JLG

Carbon fabric used as fiber-reinforced polymer (FRP) installation on a concrete structure

17

18 Structural Steel RATIONALE KEY GOAL STRATEGY • > $770 M total addressable market • Structural steel construction is roughly half of the construction spend in North America • Field welder shortage: addressed by bolted structural connections • Bolted connections can improve productivity by 25% vs. welding • Seismic and non-seismic applications • Aligned with the Simpson business model Convert traditional welded connections to bolted connections. • Develop the bolted connection market by engineering premium construction products • Specify and sell direct to fabricators, erectors, installers and steel building manufacturers • Launch design tools for inclusion in commonly used engineering software • Invest in engineering, testing and production capabilities • Utilize external innovation opportunities

19 Structural Steel Spotlight Yield-Link® connection for structural steel framing Special moment frame Yield-Link® design used to build education buildings in California (left) and in the construction of 10 recreational/amusement locations across the U.S (below) SOLUTION

Construction Fasteners

KEY GOAL

Be the global market leader in engineered / load-rated construction fastening solutions.

RATIONALE

- ~$1.7 B total addressable market
- Complementary to connector and lateral products
- Established building and construction channels and customers
- Ability to extend into new/OEM markets
- Established manufacturing and supply chain
- Market needs increased innovation
- Aligned with the Simpson business model

STRATEGY

- Develop critical mass by expanding our engineered fastener business for DIY/R&R, OEM and Mass Timber markets
- Provide innovative products that are preferred by both end-users and specifiers
- Develop industry-leading tools enabling specifications
- Expand brand positioning: known/trusted partner
- Optimize manufacturing and supply chain footprint
- Utilize external innovation opportunities





Strong-Drive
SDCF Timber-CF



20

Customer-Facing Technology Solutions

SIMPSON Manufacturing COMPANY



• Accurate take-offs
• Options management
Builders
• Accurate take-offs
• EWP design software
• e-commerce
Lumberyards & Distributors
Engineers & Designers
• Web apps
• Anchor Designer
• CFS Designer
• 3rd-party software plug-ins
• Digital drawing library
Component / Truss Manufacturers
• Floor, roof and wall design software
Repair & Remodel & DIY
• 3D Deck Planner
• 3D Pergola Planner

21

22 North America $1,363 Europe $197 Asia/Pacific $13 Wood Construction $1,361 Concrete Construction $211 Strong Business Drives Stockholder Value Our 2021 Sales by Product… ($ USD Millions) and Across Operating Segments ($ USD Millions) $1.04 $0.87 $1.05 $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 $6.12 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 EPS(1) $0.50 $0.50 $0.50 $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 $0.98 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Dividends Per Share(2) (1) The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a provisional net charge of $2.2 million in the fourth quarter of 2017, or an impact of $0.04 per fully diluted share. (2) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in December 2012 is included in 2013.

23 Historical Net Sales Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 H ousing Starts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts

24 19.9% 15.1% 13.2% 6.0% 14.1% 12.3% 9.4% 11.6% 13.3% 13.8% 16.5% 14.2% 16.0% 15.9% 19.9% 23.3% 13.7% 5.9% (7.3%) (2.7%) 3.7% 1.1% 3.8% 5.4% 7.8% 9.9% 12.0% 12.6% 11.5% 9.5% 9.6% 12.5% (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E Simpson Historical Operating Income Margin Versus Proxy Peer Average(1) SSD Proxy Peer Average (1) (1) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX and WMS. (2) Fiscal 2022 operating margin outlook as of October 24, 2022. Outlook includes the acquisition of ETANCO. Please refer to the earnings press release issued on October 24, 2022 for additional details. Operating Income Margin Outperformance 20.0% - 21.0%(2)

25 31.5% 28.5% 24.6% 18.3% 18.2% 16.6% 12.9% 12.8% 10.8% 10.6% 8.8% 5.3% 5.3% 4.3% 3.9% 3.5% ROIC(1) Within Top Quartile of Proxy Peers(2) (1) Return on Invested Capital (ROIC) reflects latest fiscal year reported. See appendix for ROIC definition. (2) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX and WMS. (3) Source: Company filings as of February 24, 2022.

26 $119 $160 $206 $208 $151 $58 $29 $33 $33 $44 $28 $2 $7 $8 $6 $37 $40 $40 $40 $42 $70 $111 $61 $76 $24 2017 2018 2019 2020 2021 Cash Generated by Operations Capital Expenditures Acquisitions & Purchases of Intangible Assets Dividends Share Repurchases Well-Positioned to Drive Growth We are well-positioned to execute our growth strategy given our demonstrated commitment to disciplined capital allocation and expense management. Thoughtful Deployment of Capital ($M) $193 $182 $141 $157 Improving SG&A as a % of Net Sales 31.2% 28.9% 27.9% 25.6% 24.7% 2017 2018 2019 2020 2021 $116

27 Quarterly Cash Dividends Capital Return History $661.3 Million 2019 – 2022 YTD(1) Cumulative Free Cash Flow defined as: Cash flow from operations ($827.9 M) less Capital expenditures ($166.6 M) 35.6% 23.4% Repurchases of Common Stock (1) As of September 30, 2022.

28 Use of Cash Priorities Cash Flow From Operations Share Repurchases • Evaluating potential M&A in the markets we operate (support key growth initiatives) • Integrating ETANCO remains the priority • Maintain quarterly cash dividends(1) • Consistently and moderately raise dividends • Capital return target of 35% of free cash flow(2) • Selective and opportunistic share repurchases • Capital return target of 35% of free cash flow(2) Organic Growth Dividends (1) On October 21, 2022, the Company's Board of Directors declared a quarterly dividend of $0.26 per share, payable on January 26, 2023 to stockholders of record on January 5, 2023. (2) The Company defines free cash flow as cash flow from operations less capital expenditures. • Focused on repaying debt incurred to finance the acquisition of ETANCODebt Repayment Acquisitions • Prioritizing facility expansions (capacity, service, efficiencies and safety) • Investing in growth initiatives (engineering, marketing, sales personnel, testing capabilities, etc.)

29 Acquisition Strategy • Strengthen our business model by expanding our product lines, end-use markets and developing complete solutions for the markets in which we operate • Improve our market share in our growth initiatives • Improve our manufacturing capabilities and efficiencies to reduce lead-times and bring production closer to the end customer • Leverage venture capital expertise to help identify potential strategic acquisitions or investments including innovative technologies of interest in the building space • Provides real-time market access to the latest industry technology trends and innovation

ETANCO Group Acquisition

SIMPSON Manufacturing COMPANY

Acquisition Target	▪ Acquisition of ETANCO Group ▪ Net Sales(1): €258M (~$291M) ▪ Operating Income Margin(1): 19.7%
Financial Terms & Valuation	▪ $805.4M net purchase price ▪ Purchase price reflects ~11.9x of trailing twelve months unaudited EBITDA ▪ Target ~$30M annual operating income run-rate synergies in the coming years
Financial Impacts	▪ Expected to be accretive to earnings within first full year after closing(2) ▪ ~500 bps improvement to Europe operating income margins by 2025 ▪ Trailing twelve months net debt-to-EBITDA of ~1.3x (as of September 30, 2021)
Financing Sources	▪ $100M of existing cash on balance sheet ▪ Increased existing Revolving Credit Facility from $300M to $450M ▪ Borrowed $450M unsecured term loan from Wells Fargo Bank and MUFG Union Bank
Timing & Closing Conditions	▪ Signed securities purchase agreement on January 26, 2022 ▪ Closed acquisition on April 1, 2022

(1) For the twelve months ended September 30, 2021 in accordance with French GAAP. Subject to change following conversion to IFRS or U.S. GAAP accounting standards.
(2) Subject to purchase price accounting adjustments.

30

31 ETANCO Group – Strategic Rationale & Summary  Aligns with Simpson’s business model and values  Established brand reputation  Dedication to customer service  Broad portfolio of high-quality, innovative solutions  Supports 5-Year Company Ambitions  Promotes continued above-market growth relative to U.S. housing starts  Innovative leader in the European markets  Improves European operating income margin by ~500 by 2025  Augments Key Growth Initiatives  Broadens and balances portfolio of solutions, including entry into new commercial building markets  Establishes leadership position in fastener solutions  Increases Simpson’s market share and expands sales channels and geographical reach in Europe  Creates Significant Synergies  Drives growth, profitability and cost efficiencies

32  ETANCO is a leading designer, manufacturer and distributor of fixing and fastening solutions for the building construction market in Europe  Established in 1952 and headquartered in Le Pecq, France  ~900 employees  8 manufacturing and distribution sites across Europe  Established brand reputation known for product reliability and focus on customer service  Dedicated technical assistance team  Best-in-class on-time delivery capabilities  Wide portfolio of solutions addressing all building envelope applications  Highly technical solutions with custom-made design and properties that meet market regulatory requirements  >80,000 SKUs  150+ patents  Well-balanced multi-channel go-to-market model  Strong historical financial performance  Well positioned to benefit from French regulation RT 2000  RT 2000 (‘RégulationThermique2000’), effective in 2021, requires buildings to produce more energy than they consume resulting in the need for more insulation and sophisticated fasteners  Wall and roof optimization is critical to improving thermal performance, resulting in a structural shift from internal to external insulation About ETANCO Group

33 6 1 2 7 8 4 5 3 9 ETANCO Group’s Key Products and Applications Waterproofing Fixing membrane to avoid water incursion 1 Roofing Fixing metal roof to a building structure 2 Cladding Fixing of protection panels 3 Facade Fixing metal, concrete or stone frameworks for façade backing lining 4 5 Anchors: For all purposes (inc. facades, safety & interior) 6 Safety Fixing & anchoring for fall-protection solutions Solar Fixing new solar panels on existing roofs 7 Overoofing Fixing new roof on existing obsolete roof Wood Fixing fasteners for wood structures 8 Primary Product Applications: Ancillary Product Applications: 9 Highly complementary product mix that expands into adjacent markets

34 Acquisition Expands Share of Addressable Market(1) $1.5 B (15%) (1) Market share based on net sales as of the full year ended December 31, 2021. Market sizes based on internal estimates using information as of December 31, 2021. Includes North America, Europe and Pacific Rim. (2) Figures revised as of September 2022 to reflect a correction of Simpson’s presentation of net revenues in wood connectors & truss. ETANCO’s leading position in European building solutions increases Simpson’s market share Wood Connectors & Truss Fasteners Concrete Market Size $2.5 B $8.1 B $15.0 B Addressable Market (%) $2.5 B (100%) $1.4 B (17%) $1.3 B (9%) Share (%) $1.13 B (45%)(2) $230 M (16%)(2) $210 M (16%)(2) Wood Connectors & Truss Fasteners & Accessories Concrete Market Size $2.5 B $10.1 B $15.0 B Addressable Market (%) $2.5 B (100%) $1.7 B (17%) $1.3 B (9%) Share (%) $1.16 B (46%)(2) $469 M (27%)(2) $258 M (20%)(2) Simpson Manufacturing Co. Simpson Manufacturing Co. + ETANCO Group

35 ($USD in millions, except per share data) Last Twelve Months Ended Transaction Accounting Adjustments – Financing(2) Transaction Accounting Adjustments – Acquisition(3) Pro Forma Combined Company (Unaudited, under U.S. GAAP) 12/31/2021 Simpson (Audited) 9/30/2021 ETANCO (Unaudited, under French GAAP(1)) 9/30/2021 ETANCO (Unaudited, under U.S. GAAP) Net Sales $1,573.2 $305.1 $305.1 -- -- $1,878.3 Gross Profit $755.0 $122.2 $122.2 -- $(11.5)(4) $865.7 Gross Profit Margin 48.0% 40.1% 40.1% -- -- 46.1% Total Operating Expenses $(387.6) $(64.2) $(67.7) -- $(12.7)(5) $(468.0) Acquisition-related Costs -- -- $(0.9) -- $(7.0)(6) $(7.9) Net Gain on Disposal of Assets $0.3 -- -- -- -- $0.3 Income from Operations $367.8 $58.0 $53.7 -- $(31.2) $390.3 Operating Margin 23.4% 19.0% 17.6% -- -- 20.8% Interest expense, net and other $(3.7) $(28.2) $(27.3) $(14.9) $27.3(7) $(18.5) Foreign exchange gain (loss), net and other $(5.6) $(1.0) $(1.0) -- -- $(6.5) Net Income $266.4 $17.2 $13.8 $(14.9) $(0.3)(8) $265.0 Diluted EPS $6.12 N/A $0.31 $(0.34) $(0.01) $6.08 Pro Forma Financial Information: Select Data Source: 8-K/A filing on June 16, 2022. Please refer to the 8-K/A filing for more detailed information. See footnotes on next slide.

36 Pro Forma Financial Information: Select Data (Continued) Note: The Pro Forma financial information does not reflect the cost of any integration activities, or the benefits from any synergies that may result from combining the two companies. (1) Converted from Euros to U.S. Dollars at an average exchange rate of 1.1938 for the last twelve months ended September 30, 2021. (2) Reflects estimated before tax annual interest cost during the first year on the $700 million borrowed under the Company’s credit facilities to consummate the transaction. (3) The acquisition-related adjustments are based on preliminary estimates primarily for fair value adjustments that Simpson believes are reasonable under the circumstances. (4) Reflects a one-time inventory fair value adjustment for the inventory acquired, which is expected to be sold within one year of the acquisition date. (5) Includes $18.8 million expected to be recognized annually by the combined company for the amortization of $376.3 million of estimated acquired intangible assets, net of amortization expense recognized by ETANCO for the last twelve months ended September 30, 2021. (6) Includes non-recurring costs incurred for the close of the transaction on April 1, 2022. (7) Reflects the elimination of interest expense for ETANCO over the last twelve months ended September 30, 2021. (8) Adjustment represents the cumulative impact for the financing and acquisition related adjustments disclosed above net of income taxes.

37 ($USD in millions, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Net Sales $553.7 $472.2 $1,719.6 $1,395.8 Net Income $92.3 $70.5 $302.6 $181.1 Pro forma earnings per common share: Basic $2.16 $1.63 $7.03 $4.18 Diluted $2.15 $1.62 $7.01 $4.16 Weighted average shares outstanding: Basic 42,813 43,276 43,044 43,287 Diluted 42,916 43,485 43,173 43,500 Pro Forma Financial Information: Select Data (Continued) Source: Please refer to the third quarter 2022 10-Q filing for more detailed information. See footnotes on next slide. The following unaudited pro forma combined financial information presents estimated results as if the Company acquired ETANCO on January 1, 2021. The unaudited pro forma financial information as presented below is for informational purposes only and does not purport to actually represent what the Company’s combined results of operations would have been had the Acquisition occurred on January 1, 2021, or what those results will be for any future periods. The following unaudited pro forma consolidated financial information has been prepared using the acquisition method of accounting in accordance with U.S. GAAP:

38 Pro Forma Financial Information: Select Data (Continued) Note: The unaudited pro forma results above includes the following non-recurring charges to net income: (1) Acquisition and integration related costs of $1.9 million, $14.7 million, and $2.3 million, which were incurred during the three months ended September 30, 2022, nine months ended September 30, 2022, and three months ended December 31, 2021, respectively, were adjusted as if such costs were incurred during the three months ended March 31, 2021. (2) The $3.6 million and $12.8 million of amortization related to the fair value adjustment for inventory and recognized during the three and nine months ended September 30, 2022, respectively, was adjusted as if incurred during the six months ended June 30, 2021. (3) Net income for ETANCO includes adjustments of $0.6 million and $2.7 million to conform ETANCO’s historical financial results prepared under French GAAP to U.S. GAAP for the three and nine months ended September 30, 2021, respectively. In addition, $0.0 million and $0.4 million in French to U.S. GAAP adjustments were made for the three and nine months ended September 30, 2022, respectively. The U.S. GAAP adjustments are primarily related to share-based payments expense on awards that were settled prior to the Acquisition, and costs incurred and capitalized by ETANCO on its historical acquisitions.

39 Sustainability and Environmental and Social Responsibility “Our people are the most vital part of our business, and providing a safe, healthy, sustainable, and rewarding working environment is of fundamental importance.” – Karen Colonias • Issued inaugural ESG report in March 2020 • Reported updated metrics in March 2021 addendum • Issued 2021 Sustainability, Environmental and Social Responsibility report in March 2022 • Increased the number of ESG data metrics tracked and collected from 6 to 18 • Conducted internal materiality analysis and published a SASB Index • Published targets for health and safety performance • Established ESG task force with full Board oversight on sustainability strategy and progress • Engaged external ESG disclosure consultants and service providers • Enhanced disclosure on Human Capital Management • Launching Diversity, Equity & Inclusion program • Renewed focus on employee health and safety At Simpson Strong-Tie, we operate in a safe and environmentally responsible manner to protect our employees, customers and communities while benefitting society, the economy and the environment. ENVIRONMENTAL PROTECTION, HEALTH & SAFETY MANAGEMENT POLICY SUSTAINABILITY EFFORTS TAKEN TO-DATE

40 5-Year Company Ambitions Strengthen our values-based culture Be the partner of choice Be an innovation leader in the markets we operate Continue above market growth rate relative to U.S. housing starts Continue expanding our operating income margin to remain within the top quartile of proxy peers Continue expanding ROIC within the top quartile of proxy peers 1 2 4 3 5 6

41 Appendix

42 A Pioneer in Construction Solutions 1956 1970 1984 1996 1997 1999 2005 Simpson structural connectors are the industry standard. 1994 NYSE LISTING (SSD) OUR FOUNDER BARC SIMPSON EXPANSION INTO CONCRETE EXPANSION INTO FASTENERS FIRST CONNECTOR CONNECTOR MARKET LEADER EXPANSION INTO WOOD SHEAR WALLS EXPANSION INTO FASTENING SYSTEMS 2001 OPENED TYE GILB TEST LAB EXPANSION INTO STEEL SHEAR WALLSFIRST HOLDOWN

A Pioneer in Construction Solutions (Continued)

Simpson is an innovation leader in fasteners, concrete repair, moment frames, construction software and structural steel solutions.


EXPANSION INTO SS FASTENERS
2008
2009
EXPANSION INTO ORDINARY MOMENT FRAMES
2011
FURTHER EXPANSION INTO CONCRETE REPAIR AND CFS
2012
EXPANSION INTO FRP/CARBON FIBER SOLUTIONS AND TRUSS SOFTWARE
CS
TRUSS
STUDIO
2013
EXPANSION INTO SPECIAL MOMENT FRAMES
2016
EXPANSION INTO OUTDOOR DECORATIVE HARDWARE
2017
EXPANSION INTO BUILDER & LBM SOFTWARE
PIPELINE
2019
EXPANSION INTO STRUCTURAL STEEL
2020
FURTHER EXPANSION INTO OUTDOOR LIVING SOFTWARE
DPS
PPS
Pergola Planner Software
2021
FURTHER EXPANSION INTO WOOD SHEAR WALLS
2022
EXPANSION INTO EUROPEAN COMMERCIAL BUILDING MARKET
ETANCO

43

44 Commitment to Innovation: State-of-the-Art Test Labs We are dedicated to research, testing, engineering and innovation through our state-of-the-art test labs, which provides us with a better understanding of how structures perform, advances our design technology and improves building safety. WOOD CONCRETE FASTENER

45 Return on Invested Capital (“ROIC”) Definition When referred to in this presentation, return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of total stockholders’ equity and total long-term interest bearing liabilities, (which for the Company are long-term capital lease obligations), at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively GAAP financial measures.

STRONG FOUNDATION. STRONGER FUTURE.